Exhibit 10.2

LOCKED ASSET AGREEMENT SUPPLEMENT

TELEGRAM POLICY ON LOCKED TON AS PRIVATE INVESTMENT
IN PUBLIC EQUITY (PIPE) TRANSACTION

PARTIES

Company: AlphaTON Capital Corp, a BVI corporation (the "Company")

Investor: [Investor Name/Entity] (the "Investor")

RECITALS

WHEREAS, the Investor is participating in a private investment in public equity transaction with the Company pursuant to that certain Securities Purchase Agreement, dated September 2, 2025 (the “Offering”). In connection with the Offering, the Investor will receive ordinary shares, no par value of the Company (the “Ordinary Shares”) and/or pre-funded warrants (the “Pre-Funded Warrants”) to purchase Ordinary Shares in exchange for the Investor’s contribution of locked TON tokens (the “Acquired Securities”);

WHEREAS, in consideration for Telegram’s agreement to release the Investor’s legal obligations by moving the locked assets in exchange for the Company's issuance of Acquired Securities to the Investor, the Investor agrees to be bound by certain lockup restrictions on the transfer and disposition of such Acquired Securities;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. LOCKUP RESTRICTIONS

The Investor hereby agrees that, for the lockup period described below, the Investor will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate, or otherwise dispose of (collectively, "Transfer") any of the Acquired Securities.

2. LOCKUP RELEASE SCHEDULE

The lockup restrictions shall be released according to the following schedule:

a) Initial Release (Month 6): Fifty percent (50%) of the Acquired Securities shall be released from the lockup restrictions on the date that is six (6) months from the date of the closing of the Offering (the "Initial Release Date").

b) Monthly Releases: The remaining fifty percent (50%) of the Acquired Securities shall be released from the lockup restrictions in four (4) equal monthly installments of twelve and one-half percent (12.5%) each, beginning one (1) month after the Initial Release Date and continuing monthly thereafter until all Acquired Securities are released from the lockup restrictions.

SIGNATURES

COMPANY:

AlphaTON Capital Corp

By: _________________________________
Name: Brittany Kaiser
Title: CEO
Date: September 8, 2025

INVESTOR:

[Investor Name]

By: _________________________________
Name:
Title:
Date: September 8, 2025